Exhibit 99.1

 Third Quarter, 2019  Sensient Technologies Corporation

 sensient.com  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to successfully implement its strategy to create sustainable, long-term shareholder value; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts; changes in costs or availability of raw materials, including energy; industry and economic factors related to the Company’s domestic and international business; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors, including increased intensity of competition; the loss of any customers in certain product lines in which our sales are made to a relatively small number of customers; product liability claims or product recalls; the costs of compliance, or failure to comply, with laws and regulations applicable to our industries and markets; changing consumer preferences and changing technologies; currency exchange rate fluctuations; estimates related to the Tax Cuts and Jobs Act and its effects on our results; and failure to complete and integrate future acquisitions or dispositions. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition and results of operations. This document contains time-sensitive information that reflects management’s best analysis only as of the date of this document. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized. Additional information regarding these risks can be found in our most recent Annual Report on Form 10-K/A and subsequent reports that the Company files with the SEC.  FORWARD-LOOKING STATEMENTS

 sensient.com  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted operating income and adjusted diluted EPS from continuing operations (which exclude restructuring and other costs as well as the impact of the Tax Cuts and Jobs Act (“2017 Tax Legislation”)) and (2) percentage changes in revenue, operating income, diluted EPS, and adjusted EBITDA on a local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars). The Company has included each of these non-GAAP measures in order to provide additional information regarding our underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this report (including the GAAP to non-GAAP reconciliation found at the end of this report) and the Company’s SEC filings.  NON-GAAP FINANCIAL MEASURES

Innovative Technologies Creating Unique Solutions



- Ingredient solutions serving Food & Beverage, Cosmetic, Pharmaceutical, and Industrial markets
- Applications expertise and solutions-based selling
- High impact relative to cost
- Technically-driven products that are difficult to replace
- Strong consumer trends
- Opportunities to expand through M&A

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 sensient.com  Global Revenues by Group  ColorsFood & Beverage ColorsCosmeticInks & IndustrialPharmaceutical Excipients  Flavors & FragrancesSweetSavoryBeverageNatural IngredientsFragranceBionutrients  Asia Pacific  * 2018 Global Revenues include intercompany sales which are eliminated on a consolidated basis.

 Sensient Colors  sensient.com  Global market leaderNatural color innovatorGrowing end marketsUnmatched innovation & applications expertise

Color Group Markets Served

Percent of Group Revenues ('18)



12%
5%
28%
55%

BUSINESS	POSITION	TREND
Food & Beverage Colors	Top player	Natural colors
Cosmetic	Top player	Natural solutions, Innovation
Inks & Industrial	Top player	Innovation, Sustainability
Pharmaceutical Excipients	Specialty player	Natural colors & extracts

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 Color Group  sensient.com  Higher operating margin through mix improvementIncreased operating incomeWell-positioned to take advantage of strong commercial trendsCulled non-strategic, low margin business  Operating Incomeand Margins  in USD millions

 Sensient Flavors & Fragrances   sensient.com  Broad product offeringUnique ability to service global, regional, and local customersLeading technology platformsUnmatched applications expertise

 Flavors & Fragrances Group Markets ServedPercent of Group Revenues (‘18)  sensient.com              18%  8%  30%  14%  7%  23%  BUSINESS  POSITION  TREND  Sweet  Top 10  Clean labels, natural flavors, extracts, sugar-free, salt-reduction, taste-masking, organic  Savory  Top 10    Beverage  Top 10    Natural Ingredients  Top player    Fragrance  Top 10  Innovation,Natural products  Bionutrients  Top player  Probiotics

 Flavors & Fragrances Group  Completed restructuring program in 2017; culled and divested non-strategic and low margin business, and consolidated manufacturing footprint to improve operating efficienciesEmphasis on high-value added product portfolio mix and cost optimization to achieve margin improvementFocus on excellent customer service levels and commercial activities to bolster sales pipeline  sensient.com

 Asia Pacific Group  Sales of Flavors and Colors in the Asia Pacific markets are reported as a separate segment since it is managed on a geographic basisManufacturing capabilities in Australia, New Zealand, China, Japan, Philippines; R&D capabilities in Singapore, Thailand, Indonesia, and ChinaAnnual revenues of $123 million and Operating Income of $21 million in 2018Excellent long-term growth potential  sensient.com

 sensient.com  2019 Q3 Highlights  Strong demand for natural colors continued in the quarter at near double digit growth in all regions except EU Cosmetic market still soft; expect gradual improvement to order patterns over the next two quartersFinished flavors and extract product line sales remained strong at high-single digit growth, offset by lower flavor ingredient salesMarket and economic conditions have resulted in a challenging environmentTariffs inflating raw material costs and also impacting sales trends in several markets

 sensient.com  2019 Q3 Consolidated Results    Q3  YTD  Local Currency Revenue*  (6.0%)  (3.2%)  Local Currency Operating Income*  (22.0%)  (12.3%)  Local Currency Diluted EPS*  (20.0%)  (13.4%)  Local Currency Adjusted EBITDA*   (15.0%)  (9.4%)  Q3 Revenue: Consolidated revenue decreased due to lower sales in flavor ingredients and market softness in cosmetics and certain regions for food and beverage colors, partially offset by continued strong sales of natural colors and finished flavors and extracts. Q3 Operating Income: Consolidated operating income declined on lower sales, higher raw material costs, and trade and economic impacts.  * Local-currency revenue, operating income, diluted EPS and adjusted EBITDA are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at sensient.com.

 sensient.com  2019 Q3 Segment Results  Local Currency Revenue*        Q3  YTD  Color  (4.2%)  (0.8%)  Flavors & Fragrances  (7.6%)  (5.2%)  Asia Pacific  (5.3%)  (3.6%)  Color Group third quarter revenue decreased due to lower sales resulting from soft market conditions in Food and Beverage in North America and Europe and Cosmetic, partially offset by strong growth in natural colors and pharmaceutical. Operating income declined in the third quarter due to lower sales and higher raw material costs.Flavors & Fragrances Group reported lower revenue in the quarter as solid sales of finished flavors and extracts were offset by lower revenue in certain ingredient product lines. Operating income was down due to lower sales and lower production volumes.  Local Currency Operating Income*        Q3  YTD  Color  (9.8%)  (7.5%)  Flavors & Fragrances  (28.2%)  (17.3%)  Asia Pacific  (11.3%)  (11.4%)  * Local-currency revenue and operating income, are Non-GAAP metrics, please see our GAAP to Non-GAAP Reconciliation at sensient.com.

 sensient.com  Capital Allocation  Prioritize ROI capital projectsMaintain dividend payout ratioDebt reduction to maintain targeted leverageMaintain financial flexibility to pursue M&AExcess capital returned to shareholders through opportunistic share repurchases

 2019 Financial Outlook  sensient.com  Updated Full Year 2019 Guidance:  Metric  Updated Guidance  Diluted EPS  $2.90 - $3.00  Adjusted EBITDA  Below 2018 Adjusted EBITDA

 Why Invest?  sensient.com  Strong competitive position‘Sticky’ business (& low portion of customer costs)Global presenceExposure to stable and growing marketsFocus on improving returns and on growth

    sensient.com  EPS Calculations may not foot due to rounding differences

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ESG Information

Environmental	Sensient is committed to the principles of sound environmental stewardship and the responsible and sustainable use of energy and natural resources. • Established 10-year goals to **reduce Energy, Water, and Hazardous Waste Intensity** by 2025 • Seed-to-shelf program focused on **sustainable supply chain** • Emphasis on new products and technologies that **reduce environmental pollution and conserve natural resources**
Social	Sensient strives to conduct business in an ethical manner and to make a positive contribution to society through our product offerings and business activities. • Sensient's Code of Conduct and Supplier Code of Conduct require **fair employment and human rights practices** • Robust product, environmental, and raw material **safety programs** designed to **exceed industry standards** • **Sustainable agriculture programs** to encourage economic development in economically under-developed areas • **Support to the communities in which we operate** through volunteerism, charitable donations, sponsorships, and educational opportunities
Governance	Sensient is committed to maintaining the highest standards of professional conduct and strong corporate governance practices. • Business built on a foundation of **ethics, safety and quality, and professionalism** • Committed to **board diversity and refreshment**: 2018 was our seventh year in a row as a "2020 Women on Boards Winning Company" for the number of women on our Board; six new independent directors have been added to our Board since 2013 • Executive **compensation tied to performance**, with approximately 70% of compensation at risk each year

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sensient.com  Contact Information  Contact: Amy AgallarE-mail: investor.relations@sensient.comPhone: 1 414 347 3827Website: www.sensient.com

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